united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Andrew Rogers, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/16

Item 1. Reports to Stockholders.

Annual Report

December 31, 2016

JNF SSgA Sector Rotation Portfolio
JNF SSgA Tactical Allocation Portfolio
JNF Exceed Defined Shield Index Portfolio

Each a series of the Northern Lights Variable Trust

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of JNF SSgA Sector Rotation Portfolio, JNF SSgA Tactical Allocation Portfolio and JNF Exceed Defined Shield Index Portfolio. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Dear Shareholders:

We are pleased to present you with the JNF SSgA Sector Rotation Portfolio Annual Report for 2016.

Portfolio return for the JNF SSgA Sector Rotation Portfolio was 5.39% for 2016 (net of fees), versus S&P 500 benchmark return of 9.54% for the period.

The top performing positions for the year in the portfolio were the underweight positions in healthcare and the overweight call in materials in the last few months of 2016. Additionally, maintaining a small underweight in real estate for the entirety of 2016 added to performance. Major detractors were periodic overweight positions in technology, as well as an overweight to consumer staples in the first three quarters of the year.

The volatility defense strategy was active for part of the year, and it detracted from performance.

The Market and Economy

The opening month of 2016 was anything but reassuring for global investors as growth assets sold off aggressively the first two weeks of the year on a mosaic of uncertainties persisting from 2015. Front and center in the turmoil to open the New Year was a series of conflicting messages from China’s policy makers in both equity and currency markets, each iteration of which seemed to unsettle the market more than the last. Further unnerving markets was a continued rapid selloff in oil prices that has been a prevailing market theme since the middle of 2014, prompting concerns over deflation and damage to energy producers to outweigh the once expected windfall to energy consumers in the calculus of the market. Still, despite the mounting risks, a number of markets started to reverse course by mid-February in what many dismissed as short covering. This relief rally continued for the better part of March, taking the S&P 500 to a modest 1.4%* gain for the first quarter overall. Providing foundation for the sharp improvement in sentiment during the second half of the quarter were sharp gains beginning in February in the beaten down energy sector, a better tone to global manufacturing data in March and continued active and verbal support from central banks. The improvement in global manufacturing data was highlighted by a return to expansionary readings for the U.S. ISM manufacturing index in March after bottoming at post crisis lows in December 2015 and a return of China’s PMI to expansionary territory in March after seven months of contractionary readings. Central bank support in March came most actively through a new round of easing measures by the European Central Bank (ECB) on March 10th and verbally by U.S. Federal Reserve Chair Janet Yellen on March 28th asserting that the Fed would be taking a very gradual approach to any further U.S. rate increases in 2016 given underlying global financial and macroeconomic conditions.

Starting the year having already navigated a storm of uncertainties including softening economic growth and policy missteps in China, the second quarter of 2016 saw the list of investor concerns expand to include a growing disenchantment in the ability of global central banks to influence market outcomes and a surprise vote by Britain on June 23rd to exit its 43 year membership in the European Union. Remarkably, against this challenging backdrop, global equities ended the first half of the year basically where the year started. After selling off aggressively to kick off the year through the second week of February, global equities clawed back into positive territory for the year through June 23rd, only to see those gains extinguished when the surprise outcome of the ‘Brexit’ vote was learned on June 24th, leaving the MSCI World Index down 1.7% before rebounding sharply to put the index back in positive territory on a year-to-date (YTD) basis as of June 30th. Likewise, commodity prices held their ground through mid-year, with the Bloomberg commodity index seeing a YTD gain of 13% on the back of a more than 30% gain in crude oil. While there was certainly a case for a renewed appetite in risk taking, there remained strong evidence of investor caution. Assets that may be considered defensive in many circumstances had been among the best absolute performers with long U.S. treasuries, gold and the Japanese Yen finishing the first half of 2016 at their highs for the year, up 15%, 25% and 17%, respectively.

Global markets entered the third quarter riding the tailwind of an aggressive snap back rally following the surprising June 23rd U.K. referendum vote to leave the European Union. After declining by 7.1%* in the two days following the referendum, the MSCI World Index advanced 5.3%* the final three days of June and an additional 4.3%* through the end of July. The improved tone was enough to propel the S&P 500 price index to a new all-time high, taking out the previous high set 14 months earlier in May of 2015. Although the U.K. vote to leave the European Union was largely interpreted as an event which would likely cause some degree of deceleration in global growth, the market reaction in July echoed the circular logic that has frequently surrounded other disappointing data releases. Namely, that while ‘Brexit’ resulted in pared forecasts for the U.K., European and global growth generally, the anticipated policy response by major central banks provided fodder for markets that easy policy conditions could continue into the foreseeable future. The message from growth assets was not universally encouraging, however, as broad commodities declined by 5.1% led by a 14% decline in crude oil resulting from concerns of a bulging inventory.

In contrast to August of 2015, when global equity markets witnessed their most volatile month since 2011, fast forward one year later and markets demonstrated an air of complacency in August 2016. In fact, the S&P 500 Index did not experience a daily price move of greater than 1%, up or down, between July 8th and September 8th. Using 30 day realized volatility as a measure, it was chronicled by the Wall Street Journal on August 23rd that the 30 preceding trading days had been the least volatile for the S&P 500 in over two decades. It was perhaps no coincidence that the relative stability markets exhibited in August occurred during a month in which the central banking calendar was relatively light. By September, expectations for the rollout of additional monetary easing anticipated immediately after ‘Brexit’ by the major central banks outside the U.S. continued to be ratcheted back. These lower expectations were observable in both global futures markets, and through the relatively less supportive actions and communications of the major global central banks during September. In addition to taking no new policy actions following its September 8th monetary policy meeting, the European Central Bank (ECB) against many bank watchers’ expectations held back on indicating any future expansion of the current quantitative easing program set to expire in March 2017.

As the final quarter of 2016 commenced, October provided investors few places to avoid negative returns as both safe haven investments and riskier growth assets came under pressure during the month. One of the most identifiable causes for the angst across asset classes was a sharp rise in global sovereign bond yields coinciding with a paring back of expectations for future global central bank policy support. While much of 2016 had been notable for the outperformance of high yielding asset classes that benefitted from further suppression of yields by global central banks, October could be viewed as a cautionary preview of what can happen if the narrative suddenly shifts to one in which monetary policy support begins to fade.

In a year notable for unexpected challenges to the established political order, November 8th, 2016 delivered another entry to that ledger in the largely unanticipated victory of Donald Trump over Hillary Clinton to close out the highly contentious U.S. presidential election campaign. Despite polls indicating a tightening race through the last two weeks of the campaign, highly monitored outlets in the business of trying to call elections such as fivethirtyeight.com and realclearpolitics.com placed odds at better than 70% that the establishment candidate, Hillary Clinton, would prevail. In echoes of the ‘Brexit’ vote of five months earlier, however, a seemingly restless electorate defied the pollsters and pundits and shunned continuity in policy in favor of a sharp critic of the status quo. The initial reaction in overnight financial markets as the surprising election results were reported was a sharp trade off suggesting considerable concern among unwitting investors. To-wit, from 10:00 p.m. EST when the first hints of the unexpected election outcome began to resonate, to midnight when the election outcome was all but certain, futures on the S&P 500 Index declined nearly 6%, the 10 year U.S. Treasury Yield plunged nearly 20 basis points and the common risk haven gold surged 5%. About the time Donald Trump made what was broadly judged to be a conciliatory acceptance speech, all these markets performed an abrupt about face, sending the S&P 500 to a gain of more than 1%, gold prices lower and bond yields higher when all was said and done on November 9th . Far from a one day relief rally, the trading days following the election saw a persistent rise in growth assets, a sharp rise in U.S. Treasury yields and a thirteen year high in the broad U.S. dollar index reached in late November – a trend that would continue through the end of the year.

As 2016 drew to a close in December, the Federal Reserve (Fed) as widely expected raised interest rates on December 15th for the first time since December of 2015. The single interest rate increase for 2016 stands in contrast to a total of four interest rate increases forecast by the Fed for itself in December of 2015. For 2017 the Fed ‘dots’ are forecasting three interest rate rises, though in contrast to one year ago when the market was pricing just two interest rate increases for the upcoming year, the overnight index swap (OIS) market at the close of the year was very closely aligned with the Fed view, suggesting a more rapid pace of tightening could be in the offing for the upcoming year. The European Central Bank (ECB) for its part announced a widely anticipated extension of its monthly bond buying program to commence in April 2017, though at a slower monthly pace of €60 billion vs. the current €80 billion and for two additional months than most expectations, leaving the total size of additional purchases the same at €480 billion. In the post ECB meeting press conference, ECB president Draghi took great pains to emphasize, the monthly reduction did not constitute a ‘taper’ of the bond buying program, though it has been interpreted by many bank watchers as the beginning of a winding down of the controversial program. With little expectation for additional easing measures in 2017 among the major developed central banks alongside a potentially faster pace of tightening in the U.S., 2017 may be the year equity markets will need to find new catalysts not including central bank created liquidity to move higher.

Outlook

As the Trump administration assumes office on January 20th with an initial strong vote of confidence in markets, there are still plenty of headwinds challenging a return to more robust economic and earnings growth. Global, as well as US, productivity growth remains in a long secular decline that has limited a return to growth rates typically observed during expansions. Members of the Federal Reserve Open Market Committee (FOMC) are forecasting three 0.25% increases in the Federal Funds rate for 2017, a potential tightening of credit conditions at a time when the economy has come to rely on cheap financing. In contrast to the end of 2015, market forecasts derived from the overnight index swap (OIS) market are now more decidedly aligned with the FOMC, and longer-dated interest rates have reacted accordingly. Further pressuring US bond yields and linked borrowing costs upward has been a steady rise in observed and expected inflation to the highest levels in over two years. Outside the US, both the Bank of Japan (BOJ) and European Central Bank (ECB) have held back from the additional monetary stimulus anticipated earlier in 2016 despite falling far short on their inflation goals, and the efficacy of existing unconventional monetary policy measures has come under increasing scrutiny.

*	All in U.S. Dollars

Sincerely,

JNF Advisors, Inc.

Sources: Bloomberg, FactSet, Morgan Stanley, JPMorgan, RBS, Credit Suisse, Citigroup, SSGA Performance Group, MSCI, as of 12/31/16

This material is solely for the private use of Jefferson National clients and is not intended for public dissemination.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Past performance is not a guarantee of future results.

Performance returns for periods of less than one year are not annualized. The performance figures contained herein are provided on a net of fees basis and do reflect the deduction of advisory or other fees. The performance includes the reinvestment of dividends and other corporate earnings and is calculated in U.S. Dollars.

The index returns are unmanaged and do not reflect the deduction of any fees or expenses. The index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Asset Allocation is a method of diversification which positions assets among major investment categories. Asset Allocation may be used in an effort to manage risk and enhance returns. It does not, however, guarantee a profit or protect against loss.

Because of their narrow focus, sector investing tends to be more volatile than investments that diversify across many sectors and companies.

Investing involves risk including the risk of loss of principal.

Equity securities may fluctuate in value in response to the activities of individual companies and general market and economic conditions.

Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of the security may not rise as much as companies with smaller market capitalizations.

Diversification does not ensure a profit or guarantee against loss.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

JNF Advisors, 10350 Orms by Park Place, Louisville, KY 40222

State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900

Web: www.ssga.com

©2017 State Street Corporation - All Rights Reserved

SA-2277

Exp Date: 4/30/17

JNF SSgA Sector Rotation Portfolio

PORTFOLIO REVIEW (Unaudited)

December 31, 2016

The Portfolio’s performance figures* for the periods ended December 31, 2016, as compared to its benchmarks:

			Since
	One Year	Five Year	Inception**
JNF SSgA Sector Rotation Portfolio	5.39%	12.37%	4.96%
S&P 500 Index ***	9.54%	12.23%	4.33%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Returns greater than one year are annualized. The Portfolio’s gross expense ratio, per its most recent prospectus, is 1.37%. For performance information current to the most recent month-end, please call 1-866-667-0564.

**	Inception date is May 1, 2007.

***	The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Portfolio Composition as of December 31, 2016

Holdings by Type	% of Net Assets
Exchange Traded Funds - Equity	99.6%
Short-Term Investments	0.6%
Other Assets Less Liabilities - Net	(0.2)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

JNF SSgA Sector Rotation Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 99.6%
	EQUITY FUNDS - 99.6%
66,262	SPDR Consumer Discretionary Select Sector Fund	$5,393,727
77,545	SPDR Consumer Staples Select Sector Fund	4,009,852
43,077	SPDR Energy Select Sector Fund	3,244,560
254,658	SPDR Financial Select Sector Fund	5,920,799
86,507	SPDR Health Care Select Sector Fund	5,963,792
240,172	SPDR Industrial Select Sector Fund	14,943,502
194,165	SPDR Materials Select Sector Fund	9,650,000
42,234	SPDR Real Estate Select Sector Fund	1,298,695
523,352	SPDR Technology Select Sector Fund	25,309,303
22,096	SPDR Utilities Select Sector Fund	1,073,203
	TOTAL EXCHANGE TRADED FUNDS (Cost - $73,230,732)	76,807,433

	SHORT-TERM INVESTMENT - 0.6%
	MONEY MARKET FUND - 0.6%
428,463	Federated Institutional Prime Obligations Fund, to yield 0.49% (Cost - $428,463) *	428,463

	TOTAL INVESTMENTS - 100.2% (Cost - $73,659,195) (a)	$77,235,896
	OTHER ASSETS LESS LIABILITIES - NET - (0.2)%	(119,684)
	NET ASSETS - 100.0%	$77,116,212

ETF - Exchange Traded Funds

*	Variable rate security, the money market rate shown represents the rate at December 31, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $74,346,249 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$4,138,658
Unrealized depreciation:	(1,249,011)
Net unrealized appreciation:	$2,889,647

See accompanying notes to these financial statements.

Dear Shareholders:

We are pleased to present you with the JNF SSgA Tactical Allocation Portfolio Annual Report for 2016.

Portfolio returns were positive on an absolute basis and negative on a relative basis, 0.67% for the fund(n et of fees) versus custom blended benchmark returns of 6.42%.****

The single largest detractor to performance was the decision to underweight equity assets relative to the more defensive assets classes - fixed income, gold and cash. On the equity side, the performance drag was fairly uniform between U.S. and international stocks. US REITs were not a significant factor in overall portfolio returns, but overweight positioning in international REITs detracted. The decision to overweight high yield corporate bonds contributed to overall allocation gains. As expectation for economic growth improved throughout 2016, high yield spreads tightened considerably over the period. Likewise, the decision to underweight core aggregate bond holdings within the portfolios broader fixed income exposure added to overall portfolio returns. Overweight positions to gold for part of the year and cash holdings which were held in part over concerns about interest rates all weighed negatively on portfolio performance.

The volatility defense strategy was active for part of the year and it detracted from performance.

The Market and Economy

The opening month of 2016 was anything but reassuring for global investors as growth assets sold off aggressively the first two weeks of the year on a mosaic of uncertainties persisting from 2015. Front and center in the turmoil to open the New Year was a series of conflicting messages from China’s policy makers in both equity and currency markets, each iteration of which seemed to unsettle the market more than the last. Further unnerving markets was a continued rapid selloff in oil prices that has been a prevailing market theme since the middle of 2014, prompting concerns over deflation and damage to energy producers to outweigh the once expected windfall to energy consumers in the calculus of the market. Still, despite the mounting risks, a number of markets started to reverse course by mid-February in what many dismissed as short covering. This relief rally continued for the better part of March, taking the S&P 500 to a modest 1.4%* gain overall for the first quarter overall. Providing foundation for the sharp improvement in sentiment during the second half of the quarter were sharp gains beginning in February in the beaten down energy sector, a better tone to global manufacturing data in March and continued active and verbal support from central banks. The improvement in global manufacturing data was highlighted by a return to expansionary readings for the U.S. ISM manufacturing index in March after bottoming at post crisis lows in December 2015 and a return of China’s PMI to expansionary territory in March after seven months of contractionary readings. Central bank support in March came most actively through a new round of easing measures by the European Central Bank (ECB) on March 10th and verbally by U.S. Federal Reserve Chair Janet Yellen on March 28th asserting that the Fed would be taking a very gradual approach to any further U.S. rate increases in 2016 given underlying global financial and macroeconomic conditions.

Starting the year having already navigated a storm of uncertainties including softening economic growth and policy missteps in China, the second quarter of 2016 saw the list of investor concerns expand to include a growing disenchantment in the ability of global central banks to influence market outcomes and a surprise vote by Britain on June 23rd to exit its 43 year membership in the European Union. Remarkably, against this challenging backdrop, global equities ended the first half of the year basically where the year started. After selling off aggressively to kick off the year through the second week of February, global equities clawed back into positive territory for the year through June 23rd, only to see those gains extinguished when the surprise outcome of the ‘Brexit’ vote was learned on June 24th, leaving the MSCI World Index down 1.7% before rebounding sharply to put the index back in positive territory on a year-to-date (YTD) basis as of June 30th. Likewise, commodity prices held their ground through mid-year, with the Bloomberg commodity index seeing a YTD gain of 13% on the back of a more than 30% gain in crude oil. While there was certainly a case for a renewed appetite in risk taking, there remained strong evidence of investor caution. Assets that may be considered defensive in many circumstances had been among the best absolute performers with long U.S. treasuries, gold and the Japanese Yen finishing the first half of 2016 at their highs for the year, up 15%, 25% and 17%, respectively.

Global markets entered the third quarter riding the tailwind of an aggressive snap back rally following the surprising June 23rd U.K. referendum vote to leave the European Union. After declining by 7.1%* in the two days following the referendum, the MSCI World Index advanced 5.3%* the final three days of June and an additional 4.3%* through the end of July. The improved tone was enough to propel the S&P 500 price index to a new all-time high, taking out the previous high set 14 months earlier in May of 2015. Although the U.K. vote to leave the European Union was largely interpreted as an event which would likely cause some degree of deceleration in global growth, the market reaction in July echoed the circular logic that has frequently surrounded other disappointing data releases. Namely, that while ‘Brexit’ resulted in pared forecasts for the U.K., European and global growth generally, the anticipated policy response by major central banks provided fodder for markets that easy policy conditions could continue into the foreseeable future. The message from growth assets was not universally encouraging, however, as broad commodities declined by 5.1% led by a 14% decline in crude oil resulting from concerns of a bulging inventory.

In contrast to August of 2015, when global equity markets witnessed their most volatile month since 2011, fast forward one year later and markets demonstrated an air of complacency in August 2016. In fact, the S&P 500 Index did not experience a daily price move of greater than 1%, up or down, between July 8th and September 8th. Using 30 day realized volatility as a measure, it was chronicled by the Wall Street Journal on August 23rd that the 30 preceding trading days had been the least volatile for the S&P 500 in over two decades. It was perhaps no coincidence that the relative stability markets exhibited in August occurred during a month in which the central banking calendar was relatively light. By September, expectations for the rollout of additional monetary easing anticipated immediately after ‘Brexit’ by the major central banks outside the U.S. continued to be ratcheted back. These lower expectations were observable in both global futures markets, and through the relatively less supportive actions and communications of the major global central banks during September. In addition to taking no new policy actions following its September 8th monetary policy meeting, the European Central Bank (ECB) against many bank watchers’ expectations held back on indicating any future expansion of the current quantitative easing program set to expire in March 2017.

As the final quarter of 2016 commenced, October provided investors few places to avoid negative returns as both safe haven investments and riskier growth assets came under pressure during the month. One of the most identifiable causes for the angst across asset classes was a sharp rise in global sovereign bond yields coincident with a paring back of expectations for future global central bank policy support. While much of 2016 had been notable for the outperformance of high yielding asset classes that benefitted from further suppression of yields by global central banks, October could be viewed as a cautionary preview of what can happen if the narrative suddenly shifts to one in which monetary policy support begins to fade.

In a year notable for unexpected challenges to the established political order, November 8th, 2016 delivered another entry to that ledger in the largely unanticipated victory of Donald Trump over Hillary Clinton to close out the highly contentious U.S. presidential election campaign. Despite polls indicating a tightening race through the last two weeks of the campaign, highly monitored outlets in the business of trying to call elections such as fivethirtyeight.com and realclearpolitics.com placed odds at better than 70% that the establishment candidate, Hillary Clinton, would prevail. In echoes of the ‘Brexit’ vote of five months earlier, however, a seemingly restless electorate defied the pollsters and pundits and shunned continuity in policy in favor of a sharp critic of the status quo. The initial reaction in overnight financial markets as the surprising election results were reported was a sharp risk off trade suggesting considerable concern among unwitting investors. To-wit, from 10:00 p.m. EST when the first hints of the unexpected election outcome began to resonate, to midnight when the election outcome was all but certain, futures on the S&P 500 Index declined nearly 6%, the 10 year U.S. Treasury Yield plunged nearly 20 basis points and the common risk haven gold surged 5%. About the time Donald Trump made what was broadly judged to be a conciliatory acceptance speech, all these markets performed an abrupt about face, sending the S&P 500 to a gain of more than 1%, gold prices lower and bond yields higher when all was said and done on November 9th . Far from a one day relief rally, the trading days following the election saw a persistent rise in growth assets, a sharp rise in U.S. Treasury yields and a thirteen year high in the broad U.S. dollar index reached in late November – a trend that would continue through the end of the year.

As 2016 drew to a close in December, the Federal Reserve (Fed) as widely expected raised interest rates on December 15th for the first time since December of 2015. The single interest rate increase for 2016 stands in contrast to a total of four interest rate increases forecast by the Fed for itself in December of 2015. For 2017 the Fed ‘dots’ are forecasting three interest rate rises, though in contrast to one year ago when the market was pricing just two interest rate increases for the upcoming year, the overnight index swap (OIS) market at the close of the year was very closely aligned with the Fed view, suggesting a more rapid pace of tightening could be in the offing for the upcoming year. The European Central Bank (ECB) for its part announced a widely anticipated extension of its monthly bond buying program to commence in April 2017, though at a slower monthly pace of €60 billion vs. the current €80 billion and for two additional months than most expectations, leaving the total size of additional purchases the same at €480 billion. In the post ECB meeting press conference, ECB president Draghi took great pains to emphasize, the monthly reduction did not constitute a ‘taper’ of the bond buying program, though it has been interpreted by many bank watchers as the beginning of a winding down of the controversial program. With little expectation for additional easing measures in 2017 among the major developed central banks alongside a potentially faster pace of tightening in the U.S., 2017 may be the year equity markets will need to find new catalysts not including central bank created liquidity to move higher.

Outlook

Looking ahead in our tactical positioning, our view of global equity markets is cautiously optimistic, although we are cognizant that an improved growth trajectory has been priced in for the incoming Trump administration without any guaranteed legislated changes. Our allocations include modest underweights to international developed markets, a neutral stance to emerging markets and an overweight to US equities. In international developed markets, our underweight in part reflects a perceived decline in the efficacy of monetary policy support in the eurozone and Japan. Across broad asset classes, our portfolios now hold a slight overweight in growth assets – primarily equities over fixed income and cash. Within fixed income, we have taken notice of the rising trend in rates and hold a neutral position on U.S. duration and an underweight position to global government bonds outside the US where long-term rates relative to fundamentals appear less aligned and on an expectation global bond buying programs will further moderate rather than accelerate. Further, given the still mostly favorable policy backdrop and near record low default rates in high yield bonds, we maintain a cautiously optimistic outlook with a small overweight to credit assets with minimal duration exposure.

Sincerely,

JNF Advisors, Inc.

Sources: Bloomberg, FactSet, Morgan Stanley, JPMorgan, RBS, Credit Suisse, Citigroup, SSGA Performance Group, MSCI, as of 12/31/16

*	All in U.S. Dollars

****	70% MSCI ACWI IMI Index and 30% Barclays US Agg

This material is solely for the private use of Jefferson National clients and is not intended for public dissemination.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Past performance is not a guarantee of future results.

Performance returns for periods of less than one year are not annualized. The performance figures contained herein are provided on a net of fees basis and do reflect the deduction of advisory or other fees. The performance includes the reinvestment of dividends and other corporate earnings and is calculated in U.S. Dollars.

The index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Asset Allocation is a method of diversification which positions assets among major investment categories. Asset Allocation may be used in an effort to manage risk and enhance returns. It does not, however, guarantee a profit or protect against loss.

Investing involves risk including the risk of loss of principal.

Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of the security may not rise as much as companies with smaller market capitalizations.

Investments in emerging or developing markets may be more volatile and less liquid than investing in developed markets and may involve exposure to economic structures that are generally less diverse and mature and to political systems which have less stability than those of more developed countries.

Investing in foreign domiciled securities may involve risk of capital loss from unfavorable fluctuation in currency values, withholding taxes, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond prices usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

Investing in high yield fixed income securities, otherwise known as junk bonds, is considered speculative and involves greater risk of loss of principal and interest than investing in investment grade fixed income securities. These Lower-quality debt securities involve greater risk of default or price changes due to potential changes in the credit quality of the issuer.

Investing in REITs involves certain distinct risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. REITs are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs, especially mortgage REITs, are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

JNF Advisors, 10350 Ormsby Park Place, Louisville, KY 40222

State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900

Web: www.ssga.com

©2017 State Street Corporation - All Rights Reserved

SA-2277

Exp Date: 4/30/17

JNF SSgA Tactical Allocation Portfolio

PORTFOLIO REVIEW (Unaudited)

December 31, 2016

The Portfolio’s performance figures* for the periods ended December 31, 2016, as compared to its benchmarks:

			Since
	One Year	Five Year	Inception**
JNF SSgA Tactical Allocation Portfolio	0.67%	6.50%	4.26%
Bloomberg Barclay’s US Aggregate Bond Index ***	2.65%	2.23%	4.28%
MSCI All Country World Index ***	7.86%	9.36%	2.97%
Blended Benchmark Index ***	6.42%	7.33%	3.70%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account. Returns greater than one year are annualized. The Portfolio’s gross expense ratio, per its most recent prospectus, is 1.91%. For performance information current to the most recent month-end, please call 1-866-667-0564.

**	Inception date is May 1, 2007.

***	The Blended Benchmark Index represents a blend of 70% MSCI All Country World Index and 30% Barclay’s Capital US Aggregate Bond Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Bloomberg Barclay’s Capital US Aggregate Bond Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2016

Holdings by Type	% of Net Assets
Exchange Traded Funds - Equity	72.5%
Exchange Traded Funds - Debt	22.2%
Exchange Traded Funds - Commodity	2.0%
Short-Term Investments	3.3%
Other Assets Less Liabilities - Net	0.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

JNF SSgA Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 96.7%
	COMMODITY FUNDS - 2.0%
8,091	PowerShares DB Gold Fund *	$299,610

	DEBT FUNDS - 22.2%
2,675	SPDR Barclays Aggregate Bond ETF	152,261
5,758	SPDR Barlays Emerging Markets Local Bond ETF *	153,048
24,826	SPDR Barclays High Yield Bond ETF	904,908
26,961	SPDR Barclays Intermediate Term Corporate Bond ETF	914,247
2,553	SPDR Barclays Intermediate Term Treasury ETF	152,312
11,043	SPDR Barclays Short Term High Yield Bond ETF	305,670
13,523	SPDR Barclays TIPS ETF	759,874
		3,342,320
	EQUITY FUNDS - 72.5%
11,700	iShares Currency Hedged MSCI Eurozone ETF	311,220
23,756	SPDR Dow Jones International Real Estate ETF	857,117
12,992	SPDR Dow Jones REIT ETF	1,212,803
4,789	SPDR Industrial Select Sector Fund	297,972
5,924	SPDR Materials Select Sector Fund	294,423
3,733	SPDR Russell 2000 ETF	297,221
16,554	SPDR S&P 500 ETF Trust	3,700,316
3,481	SPDR S&P Dividend ETF	297,834
10,308	SPDR S&P Emerging Markets ETF	590,442
3,670	SPDR S&P Emerging Markets Small Cap ETF	145,772
14,996	SPDR S&P International Small Cap ETF	434,884
987	SPDR S&P Mid Cap 400 ETF Trust	297,807
6,315	SPDR S&P Technology Select Sector Fund	305,393
69,587	SPDR S&P World ex-US ETF	1,788,386
1,504	WisdomTree Japan Hedged Equity Fund	74,508
		10,906,098

	TOTAL EXCHANGE TRADED FUNDS (Cost - $14,529,021)	14,548,028

	SHORT-TERM INVESTMENT - 3.3%
	MONEY MAKRET FUND - 3.3%
489,918	Federated Institutional Prime Obligations Fund, to yield 0.49% (Cost - $489,918) **	489,918

	TOTAL INVESTMENTS - 100.0% (Cost - $15,018,939) (a)	$15,037,946
	OTHER ASSETS LESS LIABILITIES - NET - 0.0%	5,468
	NET ASSETS - 100.0%	$15,043,414

ETF - Exchange Traded Funds

REIT - Real Estate Investment Trust

TIPS - Treasury Inflation Protected Securities

*	Non-income producing security.

**	Variable rate security, the money market rate shown represents the rate at December 31, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $15,210,472 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$264,602
Unrealized depreciation:	(437,128)
Net unrealized depreciation:	$(172,526)

See accompanying notes to these financial statements.

Dear Shareholders:

We are pleased to present you with the JNF Exceed Defined Shield Index Portfolio Annual Report for 2016.

Understanding the Fund’s Performance in 2016

The JNF Exceed Defined Shield Index Portfolio is designed to provide a controlled exposure to the S&P 500 with targeted limits on annual losses of approximately -12.5% in return for targeted limits on annual gains of approximately 15%. The strategy tends to run at a .6 beta and lower volatility as compared to the S&P 500. Therefore, the strategy tends to lag up in short term jumps up in the market as occurred post-election, where the market experienced a roughly 10% gain in a little over a month, as well as outperform in short-term drops in the market as occurred in the beginning of the year.

For calendar year 2016, the fund returned 8.00% as compared to 12.00% for the S&P Total Return and 16.65% for the Barclay’s U.S. High Yield Very Liquid Index. The generated return aligns with the general objective of the strategy as well as expected beta and volatility metrics.

Sincerely,

JNF Advisors, Inc.

This material is solely for the private use of Jefferson National clients and is not intended for public dissemination.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without Exceed’s express written consent.

All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Past performance is not a guarantee of future results.

Performance returns for periods of less than one year are not annualized. The performance figures contained herein are provided on a net of fees basis and do reflect the deduction of advisory or other fees. The performance includes the reinvestment of dividends and other corporate earnings and is calculated in U.S. Dollars.

The index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Asset Allocation is a method of diversification which positions assets among major investment categories. Asset Allocation may be used in an effort to manage risk and enhance returns. It does not, however, guarantee a profit or protect against loss.

Investing involves risk including the risk of loss of principal.

Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of the security may not rise as much as companies with smaller market capitalizations.

Investments in emerging or developing markets may be more volatile and less liquid than investing in developed markets and may involve exposure to economic structures that are generally less diverse and mature and to political systems which have less stability than those of more developed countries.

Investing in foreign domiciled securities may involve risk of capital loss from unfavorable fluctuation in currency values, withholding taxes, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond prices usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

Investing in high yield fixed income securities, otherwise known as junk bonds, is considered speculative and involves greater risk of loss of principal and interest than investing in investment grade fixed income securities. These Lower-quality debt securities involve greater risk of default or price changes due to potential changes in the credit quality of the issuer.

Investing in REITs involves certain distinct risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. REITs are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs, especially mortgage REITs, are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

JNF Advisors, 10350 Ormsby Park Place, Louisville, KY 40222

Exceed Investments, 28 West 44th Street, New York, NY 10036

Exp Date: 4/30/17

JNF Exceed Defined Shield Index Portfolio

PORTFOLIO REVIEW (Unaudited)

December 31, 2016

The Portfolio’s performance figures* for the periods ended December 31, 2016, as compared to its benchmark:

		Since
	One Year	Inception**
JNF Exceed Defined Shield Index Portfolio	8.00%	3.05%
Barclay’s U.S. High Yield Very Liquid Index ***	16.65%	3.30%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account. Returns greater than one year are annualized. The Portfolio’s gross average expense ratio, per its most recent prospectus is 2.45%. For performance information current to the most recent month-end, please call 1-866-667-0564.

**	Inception date is March 5, 2014.

***	The Barclays U.S. High Yield Very Liquid Index (VLI) is a more liquid version of the U.S. High Yield Index that covers USD-denominated, noninvestment grade, fixed-rate, taxable corporate bonds. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2016

Holdings by Type	% of Net Assets
Exchange Traded Funds - Debt	37.6%
Purchased Put Options	0.9%
Purchased Call Options	9.4%
Short-Term Investments	36.6%
Other Assets Less Liabilities - Net (including written options)	15.5%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

JNF Exceed Defined Shield Index Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 37.6%
	DEBT FUNDS - 37.6%
1,923	Guggenheim BulletShares 2018 Corporate Bond ETF	$40,729
1,200	iShares 1-3 Year Credit Bond ETF	125,928
600	SPDR Barclays Short Term Corporate Bond ETF	18,318
100	Vanguard Short-Term Corporate Bond ETF	7,937
	TOTAL EXCHANGE TRADED FUNDS (Cost - $192,744)	192,912

Contracts *
	PURCHASED PUT OPTIONS ** - 0.9%
7	SPDR S&P 500 ETF ^	154
	Expiration March 2017, Exercise Price $170
7	SPDR S&P 500 ETF ^	1,099
	Expiration June 2017, Exercise Price $180
4	SPDR S&P 500 ETF ^	1,712
	Expiration September 2017, Exercise Price $190
3	SPDR S&P 500 ETF ^	1,494
	Expiration September 2017, Exercise Price $195
	TOTAL PURCHASED PUT OPTIONS (Cost - $15,483)	4,459

	PURCHASED CALL OPTIONS ** - 9.4%
4	SPDR S&P 500 ETF	13,920
	Expiration March 2017, Exercise Price $190
3	SPDR S&P 500 ETF	8,856
	Expiration March 2017, Exercise Price $195
6	SPDR S&P 500 ETF	13,362
	Expiration June 2017, Exercise Price $205
1	SPDR S&P 500 ETF	1,846
	Expiration June 2017, Exercise Price $210
2	SPDR S&P 500 ETF	3,406
	Expiration September 2017, Exercise Price $215
5	SPDR S&P 500 ETF	6,745
	Expiration September 2017, Exercise Price $220
	TOTAL PURCHASED CALL OPTIONS (Cost - $30,491)	48,135

See accompanying notes to these financial statements.

JNF Exceed Defined Shield Index Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Shares		Value
	SHORT-TERM INVESTMENT - 36.6%
	MONEY MARKET FUND - 36.6%
187,309	Federated Institutional Prime Obligations Fund, to yield 0.49% *** + (Cost - $187,309)	$187,309

	TOTAL INVESTMENTS - 84.5% (Cost - $426,027) (a)	$432,815
	OTHER ASSETS LESS LIABILITIES - NET - 15.5%	79,659
	NET ASSETS - 100.0%	$512,474

ETF - Exchange Traded Funds

*	Each option contract allows the holder of the option to purchase and sell 100 shares of the underlying security.

**	Non-income producing.

^	Subject to written option.

+	All or a portion of the security is pledged as collateral for written options. Total value of pledged securities at December 31, 2016 is $187,309.

***	Variable rate security, the money market rate shown represents the rate at December 31, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including options written, is $390,869 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$37,433
Unrealized depreciation:	(14,511)
Net unrealized appreciation:	$22,922

Contracts *
	WRITTEN PUT OPTIONS ** - 2.2%
4	SPDR S&P 500 ETF	272
	Expiration March 2017, Exercise Price $190
3	SPDR S&P 500 ETF	282
	Expiration March 2017, Exercise Price $195
6	SPDR S&P 500 ETF	2,658
	Expiration June 2017, Exercise Price $205
1	SPDR S&P 500 ETF	548
	Expiration June 2017, Exercise Price $210
2	SPDR S&P 500 ETF	1,868
	Expiration September 2017, Exercise Price $215
5	SPDR S&P 500 ETF	5,570
	Expiration September 2017, Exercise Price $220
	TOTAL WRITTEN PUT OPTIONS (Premiums recieved - $30,691) (a)	$11,198

See accompanying notes to these financial statements.

JNF Exceed Defined Shield Index Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

Contracts *		Value
	WRITTEN CALL OPTIONS ** - 1.5%
6	SPDR S&P 500 ETF	$4,752
	Expiration March 2017, Exercise Price $220
1	SPDR S&P 500 ETF	470
	Expiration March 2017, Exercise Price $225
5	SPDR S&P 500 ETF	1,460
	Expiration June 2017, Exercise Price $235
2	SPDR S&P 500 ETF	326
	Expiration June 2017, Exercise Price $240
5	SPDR S&P 500 ETF	657
	Expiration September 2017, Exercise Price $250
2	SPDR S&P 500 ETF	161
	Expiration September 2017, Exercise Price $255
	TOTAL WRITTEN CALL OPTIONS (Premiums recieved - $4,467) (a)	$7,826

	TOTAL WRITTEN OPTIONS (Premiums received - $35,158) (a)	$19,024

See accompanying notes to these financial statements.

JNF Portfolios

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	JNF SSgA Sector	JNF SSgA Tactical	JNF Exceed Defined
	Rotation Portfolio	Allocation Portfolio	Shield Index Portfolio

ASSETS
Investments, at cost	$73,659,195	$15,018,939	$426,027
Investments in securities, at value	$77,235,896	$15,037,946	$432,815
Cash at Broker	—	—	78,476
Due from Advisor	—	—	26,399
Receivable for securities sold	—	—	10,470
Dividends and interest receivable	51	35,054	157
Prepaid expenses and other assets	839	466	106
TOTAL ASSETS	77,236,786	15,073,466	548,423

LIABILITIES
Payable for portfolio shares redeemed	1,762	648	129
Investment advisory fees payable	42,783	4,330	—
Distribution (12b-1) fees payable	16,455	3,190	135
Options written, at value (Premiums received $35,158)	—	—	19,024
Payable to related parties	20,362	4,665	2,895
Trustee fees payable	366	223	797
Accrued expenses and other liabilities	38,846	16,996	12,969
TOTAL LIABILITIES	120,574	30,052	35,949

NET ASSETS	$77,116,212	$15,043,414	$512,474

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$72,687,928	$16,315,814	$650,951
Accumulated undistributed net investment income	1,033,459	150,888	3,176
Accumulated net realized loss from security transactions and options contracts	(181,876)	(1,442,295)	(164,575)
Net unrealized appreciation of investments and options contracts	3,576,701	19,007	22,922
NET ASSETS	$77,116,212	$15,043,414	$512,474

Shares of Beneficial Interest Outstanding	2,704,825	950,735	59,262
Net Asset Value (Net Assets/Shares of Beneficial Interest)/Offering & Redemption Price per share	$28.51	$15.82	$8.65

See accompanying notes to these financial statements.

JNF Portfolios

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2016

	JNF SSgA Sector	JNF SSgA Tactical	JNF Exceed Defined
	Rotation Portfolio	Allocation Portfolio	Shield Index Portfolio

INVESTMENT INCOME:
Dividends	$1,931,467	$488,186	$13,968
Interest	39,824	5,620	636
TOTAL INVESTMENT INCOME	1,971,291	493,806	14,604

EXPENSES:
Investment advisory fees	503,636	102,790	5,888
Distribution (12b-1) fees	193,706	39,534	2,944
Administration service fees	127,478	21,221	6,417
Audit Fees	33,876	10,874	6,526
Legal Fees	22,645	16,340	63,115
Compliance officer fees	19,332	10,980	24,208
Printing and postage expense	13,534	5,417	6,606
Trustees’ fees and expenses	10,980	8,528	13,527
Custodian fees	8,772	7,371	7,521
Insurance expenses	2,745	130	—
Other expenses	989	237	6
TOTAL EXPENSES	937,693	223,422	136,758

Less: Fees waived/reimbursed by the Advisor	—	(25,837)	(125,331)
NET EXPENSES	937,693	197,585	11,427

NET INVESTMENT INCOME	1,033,598	296,221	3,177

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
investment transactions	273,610	(1,171,439)	(86,161)
options purchased	—	—	(52,974)
options written	—	—	125,497
Distributions of realized gains from other investment companies	—	3,464	—
Net change in unrealized appreciation (depreciation) of:
investments	2,612,480	953,380	71,078
options purchased	—	—	6,620
options written	—	—	16,134

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	2,886,090	(214,595)	80,194

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,919,688	$81,626	$83,371

See accompanying notes to these financial statements.

JNF Portfolios

STATEMENTS OF CHANGES IN NET ASSETS

	JNF SSgA Sector Rotation Portfolio		JNF SSgA Tactical Allocation Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
FROM OPERATIONS
Net investment income	$1,033,598	$215,756	$296,221	$277,000
Net realized gain (loss) on investments	273,610	(453,629)	(1,171,439)	(388,632)
Distributions of realized gains from other investment companies	—	—	3,464	117,466
Net change in unrealized appreciation (depreciation) on investments	2,612,480	(598,451)	953,380	(686,910)
Net Increase (Decrease) in Net Assets Resulting From Operations	3,919,688	(836,324)	81,626	(681,076)

FROM DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(215,565)	(548,329)	(145,333)	(395,635)
Net Realized Gains	—	(16,439,957)	—	(3,064,084)
Total Distributions to Shareholders	(215,565)	(16,988,286)	(145,333)	(3,459,719)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	202,677	1,806,770	467,703	699,638
Reinvestment of dividends and distributions	215,565	16,988,286	145,333	3,459,719
Cost of shares redeemed	(8,953,990)	(15,151,174)	(2,577,701)	(3,021,718)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(8,535,748)	3,643,882	(1,964,665)	1,137,639

TOTAL DECREASE IN NET ASSETS	(4,831,625)	(14,180,728)	(2,028,372)	(3,003,156)

NET ASSETS
Beginning of year	81,947,837	96,128,565	17,071,786	20,074,942
End of year*	$77,116,212	$81,947,837	$15,043,414	$17,071,786
* Includes accumulated undistributed net investment income of	$1,033,459	$215,426	$150,888	$—

SHARES ACTIVITY
Shares Sold	7,503	53,931	29,468	34,553
Shares Reinvested	7,902	666,730	9,178	218,011
Shares Redeemed	(331,414)	(463,377)	(164,524)	(154,309)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	(316,009)	257,284	(125,878)	98,255

See accompanying notes to these financial statements.

JNF Portfolios

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	JNF Exceed Defined
	Shield Index Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2016	2015

FROM OPERATIONS
Net investment income	$3,177	$70,143
Net realized loss on investments and options	(13,638)	(128,862)
Distributions of realized gains from other investment companies	—	6,986
Net change in unrealized appreciation (depreciation) on investments and options	93,832	(83,859)
Net Increase (Decrease) in Net Assets Resulting From Operations	83,371	(135,592)

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(70,129)	(159,523)
Net Realized Gains	—	(73,084)
Total Dividends and Distributions to Shareholders	(70,129)	(232,607)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	648,029	1,341,997
Reinvestment of dividends and distributions	70,129	232,607
Cost of shares redeemed	(1,355,973)	(8,315,323)
Net Decrease in Net Assets From Share Transactions of Beneficial Interest	(637,815)	(6,740,719)

TOTAL DECREASE IN NET ASSETS	(624,573)	(7,108,918)

NET ASSETS
Beginning of year	1,137,047	8,245,965
End of year*	$512,474	$1,137,047
* Includes undistributed net investment income of	$3,176	$70,128

SHARES ACTIVITY
Shares Sold	75,195	127,803
Shares Reinvested	8,309	27,891
Shares Redeemed	(158,172)	(798,926)
Net Decrease in Shares of Beneficial Interest Outstanding	(74,668)	(643,232)

See accompanying notes to these financial statements.

JNF Portfolios

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	JNF SSgA Sector Rotation Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	December 31,		December 31,		December 31,		December 31,	December 31,
	2016		2015		2014		2013	2012

Net asset value, beginning of year	$27.13		$34.78		$32.32		$23.94	$20.60
Activity from investment operations:
Net investment income (1)	0.36		0.08		0.19		0.12	0.22
Net realized and unrealized gain (loss) on investments	1.10		(0.89)		2.41		8.52	3.23
Total from investment operations	1.46		(0.81)		2.60		8.64	3.45
Less distributions from:
Net investment income	(0.08)		(0.22)		(0.14)		(0.26)	(0.11)
Net realized gains	—		(6.62)		—		—	—
Total distributions	(0.08)		(6.84)		(0.14)		(0.26)	(0.11)
Net asset value, end of year	$28.51		$27.13		$34.78		$32.32	$23.94
Total return (2)	5.39%		(1.05)%		8.05%		36.18%	16.76%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$77,116		$81,948		$96,129		$98,208	$80,267
Ratios of expenses to average net assets	1.21	% (3)	1.24	% (3)	1.17	% (3)	1.17%	1.19%
Ratios of net investment income to average net assets	1.33	% (4)	0.24	% (4)	0.56	% (4)	0.42%	0.97%
Portfolio turnover rate	141%		107%		234%		125%	122%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the year.

(2)	Assumes reinvestment of all dividends and distributions, if any.

(3)	Does not include the expenses of the investment companies in which the Portfolio invests.

(4)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to these financial statements.

JNF Portfolios

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	JNF SSgA Tactical Allocation Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	December 31,		December 31,		December 31,		December 31,	December 31,
	2016		2015		2014		2013	2012

Net asset value, beginning of year	$15.86		$20.52		$20.75		$17.46	$15.98
Activity from investment operations:
Net investment income (1)	0.29		0.28		0.29		0.15	0.19
Net realized and unrealized gain (loss) on investments	(0.18)		(1.16)		1.14		3.30	1.50
Total from investment operations	0.11		(0.88)		1.43		3.45	1.69
Less distributions from:
Net investment income	(0.15)		(0.39)		(0.37)		(0.16)	(0.21)
Net realized gains	—		(3.39)		(1.29)		—	—
Total distributions	(0.15)		(3.78)		(1.66)		(0.16)	(0.21)
Net asset value, end of year	$15.82		$15.86		$20.52		$20.75	$17.46
Total return (2)	0.67%		(3.94)%		6.94%		19.80%	10.60%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$15,043		$17,072		$20,075		$20,444	$19,143
Ratios of expenses to average net assets after waivers	1.25	% (3)	1.25	% (3)	1.25	% (3)	1.25%	1.25%
Ratios of expenses to average net assets before waivers	1.41	% (3)	1.64	% (3)	1.33	% (3)	1.35%	1.40%
Ratios of net investment income to average net assets after waivers	1.87	% (4)	1.44	% (4)	1.35	% (4)	0.78%	1.13%
Ratios of net investment income to average net assets before waivers	1.71	% (4)	1.05	% (4)	1.26	% (4)	0.68%	0.98%
Portfolio turnover rate	166%		106%		186%		106%	77%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the year.

(2)	Assumes reinvestment of all dividends and distributions, if any. Had the Advisor not absorbed a portion of the expenses, total returns would have been lower.

(3)	Does not include the expenses of the investment companies in which the Portfolio invests.

(4)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to these financial statements.

JNF Portfolios

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	JNF Exceed Defined Shield Index Portfolio
	Year Ended	Year Ended		Period Ended
	December 31,	December 31,		December 31,
	2016	2015		2014 (1)

Net asset value, beginning of period	$8.49	$10.61		$10.00
Activity from investment operations:
Net investment income (2)	0.02	0.16		0.30
Net realized and unrealized gain (loss) on investments and options	0.65	(0.72	) (3)	0.31	(3)
Total from investment operations	0.67	(0.56)		0.61
Less distributions from:
Net investment income	(0.51)	(1.07)		—
Net realized gains	—	(0.49)		—
Total distributions	(0.51)	(1.56)		—
Net asset value, end of period	$8.65	$8.49		$10.61
Total return (4)	8.00%	(5.01)%		6.10%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$512	$1,137		$8,246
Ratios of expenses to average net assets after waivers (5)	1.00%	1.00%		1.00	% (6)
Ratios of expenses to average net assets before waivers (5)	11.66%	2.42%		2.07	% (6)
Ratios of net investment income to average net assets after waivers (7)	0.27%	1.53%		3.46	% (6)
Ratios of net investment income (loss) to average net assets before waivers (7)	(10.39)%	0.10%		2.38	% (6)
Portfolio turnover rate	240%	81%		93	% (8)

(1)	The JNF Exceed Defined Shield Index Portfolio commenced operations on March 5, 2014.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Assumes reinvestment of all dividends and distributions, if any. Total returns for periods less than one year are not annualized. Had the Advisor not absorbed a portion of the expenses, total returns would have been lower.

(5)	Does not include the expenses of the investment companies in which the Portfolio invests.

(6)	Annualized.

(7)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(8)	Not annualized.

See accompanying notes to these financial statements.

JNF Portfolios
NOTES TO FINANCIAL STATEMENTS
December 31, 2016

1.	ORGANIZATION

The JNF SSgA Sector Rotation Portfolio (the “SSgA Sector Rotation Portfolio”) (formerly known as JNF Equity Portfolio), the JNF SSgA Tactical Allocation Portfolio (the “SSgA Tactical Allocation Portfolio”) (formerly known as JNF Balanced Portfolio) and the JNF Exceed Defined Shield Index Portfolio (the “Exceed Defined Shield Index Portfolio”) (formerly known as JNF SSgA Retirement Income Portfolio) (each a “Portfolio” and collectively, the “Portfolios”) are each a diversified series of shares of beneficial interest of the Northern Lights Variable Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolios are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies, including JNF Advisors, Inc.’s (the “Advisor”) affiliate, Jefferson National Life Insurance Company. The Trust offers shares to affiliated and unaffiliated life insurance company separate accounts (registered as unit investment trusts under the 1940 Act) to fund the benefits under variable annuity and variable life insurance contracts. Jefferson National Life Insurance Company separate accounts own 100% of the shares offered by each Portfolio. The investment objective of each Portfolio is as follows:

The JNF Exceed Defined Shield Index Portfolio ceased operations and liquidated the Portfolio on January 25, 2017. Effective November 21, 2016 the Portfolio did not accept any new investments.

Effective February 11, 2017, the JNF SSgA Sector Rotation and JNF Tactical Allocation Portfolios will (i) revise the investment objective, (ii) change names, (iii) change certain principal investment strategies, (iv) will be subject to certain additional or different principal investment risks, (v) will employ a new investment adviser and discontinue use of the sub-adviser, (vi) will add a new share class (vii) will implement a new management fee, subject to shareholder approval, and (viii) will adopt an 80% index-related investment policy.

Portfolio	Primary Objective
SSgA Sector Rotation Portfolio	Total return, while attempting to reduce portfolio volatility over a full market cycle.
SSgA Tactical Allocation Portfolio	Total return, while attempting to reduce portfolio volatility over a full market cycle.
Exceed Defined Shield Index Portfolio	Total return, while attempting to reduce portfolio volatility over a full market cycle.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Portfolios follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities and other assets held by the Portfolios listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). When the market for these securities is considered active, they will be classified within Level 1 of the fair value hierarchy. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of

JNF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

If market quotations are not readily available or are determined to be unreliable, securities will be valued using the “fair value” procedures approved by the Board. The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Portfolios may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Portfolio’s calculation of its net asset value.

Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and

JNF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Portfolios may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their fair values (generally the last reported sale price) and all other securities and assets at their fair value based upon methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Portfolio will not change.

The Portfolios utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset, or liability, to the extent relevant observable inputs are not available, representing the Portfolios own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2016, for the Portfolios’ investments measured at fair value:

JNF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

SSgA Sector Rotation Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$76,807,433	$—	$—	$76,807,433
Money Market Fund	428,463	—	—	428,463
Total	$77,235,896	$—	$—	$77,235,896

SSgA Tactical Allocation Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$14,548,028	$—	$—	$14,548,028
Money Market Fund	489,918	—	—	489,918
Total	$15,037,946	$—	$—	$15,037,946

Exceed Defined Shield Index Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$192,912	$—	$—	$192,912
Put Options Purchased	4,459	—	—	4,459
Call Options Purchased	48,135	—	—	48,135
Money Market Fund	187,309	—	—	187,309
Total	$432,815	$—	$—	$432,815

Liabilities *	Level 1	Level 2	Level 3	Total
Put Options Written	$11,198	$—	$—	$11,198
Call Options Written	7,826	—	—	7,826
Total	$19,024	$—	$—	$19,024

The Portfolios did not hold any Level 2 or Level 3 securities during the year. There were no transfers into or out of Level 1 and Level 2 during the year. It is the Portfolios’ policy to recognize transfers into or out of Level 1 & Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for classification by asset class.

Security Transactions and Related Income – Security transactions are recorded on trade date. Interest income is recognized on an accrual basis using the effective interest method. Discounts are accreted and premiums are amortized on securities purchased over the term of the respective securities. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolios’ understanding of the applicable country’s tax rules and rates.

Exchange Traded Funds – The Portfolios may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.

JNF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Additionally, ETFs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – The following table summarizes each Portfolio’s investment income and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
SSgA Sector Rotation Portfolio	Annually	Annually
SSgA Tactical Allocation Portfolio	Quarterly	Annually
Exceed Defined Shield Index Portfolio	Annually	Annually

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Portfolio.

Federal Income Tax – It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Portfolios identify the major tax jurisdictions as the United States and the state of Nebraska. The Portfolios are not aware of any tax positions for which is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Options Transactions – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Portfolio may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Portfolio writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Portfolio as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if the Portfolio effects a closing purchase transaction, the Portfolio realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes. If a call option that a Portfolio has written on any equity security is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that the Portfolio has written on an equity security is

JNF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

exercised, the amount of the premium originally received reduces the cost of the security that the Portfolio purchases upon exercise of the option. When a Portfolio writes a put option, the Portfolio must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Portfolio may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Portfolio’s portfolio. If such a decline occurs, the put options will permit the Portfolio to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Portfolio. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Portfolio, the benefits realized by the Portfolio as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. During the year ended December 31, 2016, the Exceed Defined Shield Index Portfolio’s unrealized appreciation on options purchased and written subject to equity price risk amounted to $6,620 and $16,134, respectively, and the realized gain (loss) on options purchased and written amounted to $(52,974) and $125,497, respectively, as noted in the Statements of Operations.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on Exceed Defined Shield Index Portfolio’s Statement of Assets and Liabilities as of December 31, 2016:

	Asset Derivatives		Liability Derivatives

Contract Type/Primary Risk	Statement of Assets and Liabilities		Statement of Assets and Liabilities
Exposure	Location	Fair Value	Location	Fair Value
Option Contracts Equity	Investments at value	$52,594	Options Written, at value	$19,024

The following is a summary of the location of derivative investments on Exceed Defined Shield Index Portfolio’s Statement of Operations for the year ended December 31, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity Option Contracts	Net realized gain (loss) on options written
Net change in unrealized appreciation/depreciation from options written
Net realized gain (loss) on options purchased
Net change in unrealized appreciation/depreciation on options purchased

JNF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

The following table summarizes the Portfolio’s written option activity:

Exceed Defined Shield Index Portfolio

	Put Options		Call Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of year	—	$—	—	$—
Options written	114	173,722	71	11,502
Options exercised	(13)	(18,060)	—	—
Options expired	(25)	(30,305)	(12)	(158)
Options closed	(55)	(94,666)	(38)	(6,877)
Options outstanding, end of year	21	30,691	21	4,467

The amounts of realized and unrealized gains and losses on derivative instruments during the period as disclosed above serve as indicators of the volume of derivative activity for the Portfolio.

Offsetting of Financial Assets and Derivative Assets

The following table presents the Portfolio’s liability derivatives available for offset under a master netting arrangement, net of collateral pledged as of December 31, 2016.

Exceed Defined Shield Index Portfolio

Gross Amounts Not Offset in the Statement
Assets:					of Assets & Liabilities
			Gross Amounts	Net Amounts
			Offset in the	Presented in the
	Gross Amounts		Statement of	Statement of
	of Recognized		Assets &	Assets &	Financial	Cash Collateral
Description	Assets		Liabilities	Liabilities	Instruments	Pledged/Received		Net Amount
Options Purchased	$52,594	(1)	$—	$52,594	$—	$—		$52,594
Total	$52,594		$—	$52,594	$—	$—		$52,594

Gross Amounts Not Offset in the Statement
Liabilities:					of Assets & Liabilities
			Gross Amounts	Net Amounts
			Offset in the	Presented in the
	Gross Amounts		Statement of	Statement of
	of Recognized		Assets &	Assets &	Financial	Cash Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments	Pledged/Received		Net Amount
Options Written, at value	$19,024	(2)	$—	$19,024	$4,459	$14,565	(3)	$—
Total	$19,024		$—	$19,024	$4,459	$14,565		$—

(1)	Purchased options at value as presented in the Portfolio of Investments.

(2)	Written options at value as presented in the Portfolio of Investments.

(3)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as

JNF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to the following:

Portfolio	Purchases	Sales
SSgA Sector Rotation Portfolio	$105,238,026	$96,300,688
SSgA Tactical Allocation Portfolio	24,307,776	24,233,838
Exceed Defined Shield Index Portfolio	2,439,047	3,246,768

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

JNF Advisors, Inc. serves as the Portfolios’ investment advisor. SSgA Funds Management, Inc. (“SSgA FM”) serves as the sub-advisor to the SSgA Sector Rotation Portfolio and SSgA Tactical Allocation Portfolio. In addition, Exceed Advisory LLC (“Exceed”) and First Principal Capital Management LLC (“FPCM”) are the sub-advisors for the Exceed Defined Shield Index Portfolio.

Pursuant to an investment advisory agreement with the Trust, on behalf of each Portfolio (the “Advisory Agreement”), under the oversight of the Board, the Advisor supervises the performance of each sub-advisor, and the administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Portfolio pays the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.65% for the SSgA Sector Rotation Portfolio and SSgA Tactical Allocation Portfolio and 0.50% for the Exceed Defined Shield Index Portfolio. Pursuant to a sub-advisory agreement with each sub-advisor, the Advisor, not the Portfolios, pays a sub-advisory fee to each sub-advisor.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2017, to waive a portion of its management fee and has agreed to reimburse each of the Portfolios for other expenses to the extent necessary so that the total expenses incurred by the Portfolio (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation expenses (which may include indemnification of Portfolio officers and Trustees, contractual indemnification of Portfolio service providers (other than the Advisor)) do not exceed the average daily net assets by 1.25% per annum of the SSgA Sector Rotation Portfolio and the SSgA Tactical Allocation Portfolio, and 1.00% of the Exceed Defined Shield Index Portfolio.

JNF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

During the year ended December 31, 2016, the Advisor waived fees/reimbursed expenses for the Portfolios as follows:

Portfolio	Waiver	Reimbursement
SSgA Tactical Allocation Portfolio	$25,837	$—
Exceed Defined Shield Index Portfolio	5,888	119,443

The Advisor did not waive any fees for the SSgA Sector Rotation Portfolio during the year ended December 31, 2016.

If the Advisor waives any fee or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Portfolio provided that such reimbursement does not cause the Portfolio’s operating expenses to exceed the expense limitation. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). No amounts will be paid to the Advisor in any fiscal quarter unless the Board determines that reimbursement is in the best interests of the relevant Portfolio and its shareholders.

As of December 31, 2016, the Advisor has waived the following expenses that may be recovered no later than the dates indicated:

Portfolio	December 31, 2017	December 31, 2018	December 31, 2019	Total
SSgA Tactical Allocation Portfolio	$17,017	$74,457	$25,837	$117,311
Exceed Defined Shield Index Portfolio	49,635	65,517	125,331	240,483

SSgA Sector Rotation Portfolio has no waived expenses subject to recapture.

The Trust, with respect to the Portfolios, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”). The Plan provides that a monthly distribution and service fee is calculated by each of the Portfolios at an annual rate of 0.25% of its average daily net assets. Pursuant to the Plan, each of the Portfolios may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Portfolio shares and for maintenance and personal service provided to existing shareholders. The Plan further provides, for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the year ended December 31, 2016, the SSgA Sector Rotation Portfolio, SSgA Tactical Allocation Portfolio and Exceed Defined Shield Index Portfolio incurred $193,706, $39,534 and $2,944, respectively, in distribution and service fees under the Plan.

Gemini Fund Services, LLC (“GFS”),

GFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a servicing agreement with GFS, each Portfolio pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Portfolio. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Portfolios for serving in such capacities.

JNF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolios.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

	For the year ended December 31, 2016		For the year ended December 31, 2015
	Ordinary		Ordinary	Long-Term	Return
Portfolio	Income	Total	Income	Capital Gains	of Capital	Total
SSgA Sector Rotation Portfolio	$215,565	$215,565	$548,554	$16,439,732	$—	$16,988,286
SSgA Tactical Allocation Portfolio	145,333	145,333	1,196,979	2,240,027	22,713	3,459,719
Exceed Defined Shield Index Portfolio	70,129	70,129	209,488	23,119	—	232,607

As of December 31, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
SSgA Sector Rotation Portfolio	$1,033,459	$505,178	$—	$—	$2,889,647	$4,428,284
SSgA Tactical Allocation Portfolio	150,888	—	(1,250,762)	—	(172,526)	(1,272,400)
Exceed Defined Shield Index Portfolio	3,176	—	(142,467)	(22,108)	22,922	(138,477)

The difference between book basis and tax basis, accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles. The amount listed under other book/tax differences for the Exceed Defined Shield Index Portfolio is primarily attributable to the tax deferral of losses on straddles.

At December 31, 2016, the following Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Portfolio	Short-Term	Long-Term	Total
SSgA Sector Rotation Portfolio	$—	$—	$—
SsgA Tactical Allocation Portfolio	902,890	347,872	1,250,762
Exceed Defined Shield Index Portfolio	67,903	74,564	142,467

6.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Portfolios currently seek to achieve their investment objectives by investing a portion of their assets in Federated Institutional Prime Obligations Fund, SPDR Technology Select Sector Fund, SPDR S&P 500 ETF Trust and iShares 1-3 Year Credit Bond ETF, respectively (the “Securities”). The Portfolios may redeem their investments from the Securities at any time if the Advisor determines that it is in the best interest of the Portfolios and their shareholders to do so.

JNF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

The performance of the Portfolios may be directly affected by the performance of the Securities. The annual report of the Securities, along with the report of the independent registered public accounting firm is included in the Securities’ N-CSRs available at www.sec.gov. As of December 31, 2016, the percentage of the Portfolios’ net assets invested in the Securities was 61.6%, 32.8% and 25% for the Exceed Defined Shield Index Portfolio, SSgA Sector Rotation Portfolio and SSgA Tactical Allocation Portfolio, respectively.

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2016, Jefferson National Life Insurance Co. held approximately 100.0% of the voting securities of the SSgA Sector Rotation Portfolio, SSgA Tactical Allocation Portfolio and Exceed Defined Shield Index Portfolio.

8.	NEW ACCOUNTING PROUNCEMENT

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

9.	SUBSEQUENT EVENTS

Subsequent events have been evaluated after the date of the Statement of Assets and Liabilities through the date the consolidated financial statements were issued. Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the consolidated financial statements aside from the following:

The Board of Trustees of the Trust concluded that it is in the best interests of its shareholders, that the Exceed Defined Shield Index Portfolio cease operations. The Board determined to close the Portfolio and redeem all outstanding shares on January 25, 2017.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of JNF SSgA Sector Rotation Portfolio, JNF SSgA Tactical Allocation Portfolio, and JNF Exceed Defined Shield Index Portfolio and

Board of Trustees of Northern Lights Variable Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of JNF SSgA Sector Rotation Portfolio, JNF SSgA Tactical Allocation Portfolio, and JNF Exceed Defined Shield Index Portfolio (the “Portfolios”), each a series of Northern Lights Variable Trust, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for JNF SSgA Sector Rotation Portfolio and JNF SSgA Tactical Allocation Portfolio, and the related statement of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended and the financial highlights for each of the three periods in the period then ended for JNF Exceed Defined Shield Index Portfolio. These financial statements and financial highlights are the responsibility of the Porfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JNF SSgA Sector Rotation Portfolio, JNF SSgA Tactical Allocation Portfolio, and JNF Exceed Defined Shield Index Portfolio as of December 31, 2016, the results of their operations, the change in net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, the Board of Trustees approved the liquidation of JNF Exceed Defined Shield Index Portfolio effective November 21, 2016, which indicates the Portfolio is not a going concern. The financial statements do not include any adjustments that might be necessary upon liquidation.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 14, 2017

JNF Portfolios
EXPENSE EXAMPLES (Unaudited)
December 31, 2016

As a Portfolio shareholder, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, as well as other charges and expenses of the insurance contract, or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Portfolio’s expenses shown do not reflect the charges and expenses of the insurance company separate accounts and if such expenses were included the costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
	Ratio	7/1/16	12/31/16	Period*	12/31/16	Period
JNF SSgA Sector Rotation Portfolio	1.21%	$1,000.00	$1,062.10	$6.27	$1,019.05	$6.14
JNF SSgA Tactical Allocation Portfolio	1.25%	$1,000.00	$1,000.60	$6.29	$1,018.85	$6.34
JNF Exceed Defined Shield Index Portfolio	1.00%	$1,000.00	$1,052.70	$5.16	$1,020.11	$5.08

*	Actual Expenses Paid During Period are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

JNF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2016

JNF SSgA Sector Rotation Portfolio (to be renamed: Power Momentum Index Portfolio) and JNF SSgA Tactical Allocation Portfolio (to be renamed: Power Dividend Index Portfolio) (Prospective Adviser – W.E Donoghue & Co., LLC.)

In connection with the regular meeting held on December 6-7, 2016 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between a new adviser, W.E Donoghue & Co., LLC (“Donoghue”), and the Trust, with respect to the JNF SSgA Sector Rotation Portfolio and the JNF SSgA Tactical Allocation Portfolio (the “Portfolios”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Donoghue was founded in 1986, and managed approximately $1.85 billion in assets, specializing in the management of tactical investment strategies. The Trustees reviewed the background information of the adviser’s key investment personnel who would be responsible for servicing the Portfolios. The Trustees noted that the adviser demonstrated a focus on risk management and preserving capital by building a flexible tactical risk overlay into its investment strategy. They further noted that the adviser would monitor compliance with each Portfolio’s investment limitations by ensuring that the holdings of each Portfolio align with their respective index. They further considered that the adviser reported no material compliance or litigation issues over the past 36 months. The Trustees stated that they were familiar with the adviser due to its management of other mutual funds within the Trust group, and based on those experiences, they agreed that the adviser had demonstrated a commitment to strong compliance with a risk management program focused on capital preservation. The Trustees concluded that the adviser should provide quality service to the Portfolios and their prospective shareholders.

Performance. The Trustees noted that the Power Momentum Index (“Power Momentum”) was a rules based index that selected the five stocks in each of ten sectors of the S&P 500 that produced the highest risk-adjusted returns over the previous calendar quarter with the adviser then utilizing its own indicators to signal when to move into or out of each of sectors. They further noted that the performance presented to the Board was based on the rules of the index and was back tested only and did not include the actual experience of any investor. The Trustees reviewed the index returns and noted that the index demonstrated strong average annualized returns since inception in 1999, despite significant underperformance over the last year. The Trustees concluded that the adviser had substantial experience managing assets and the index returns indicated that the Portfolio has the potential to perform well based on the index returns.

The Trustees noted that the Power Dividend Index (“Power Dividend”) was comprised of 50 stocks equally weighted and chosen through a rules based process, in which the stocks must also generate income by paying dividends and be listed in the S&P 500. They further noted that the returns presented to the Board were largely back tested as opposed to having been the result of actual client experience. The Trustees reviewed the Power Dividend Index returns and noted that the returns since inception and over the past 10 years were very strong when compared to the S&P 500, while the one-year and five-year returns lagged the index but still would have provided solid returns for shareholders. The Trustees concluded that the adviser had substantial experience managing assets and the index returns indicate that the Portfolio has the potential to perform well based on the index returns.

JNF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2016

Fees and Expenses. The Trustees noted that the adviser had proposed an advisory fee of 1.00% for each Portfolio, with a two-year waiver which would reduce the amount of the advisory fee to 0.65%, which was lower than its peer group average and equal to the Large Value Morningstar category average. They discussed that the 1.0% fee was higher than the average of the benchmarks, but within the range of each. The Trustees noted that the net expense ratio of each Portfolio was higher than the net expense ratio of both its peer group average, and the Morningstar category, but was well within the range of both. They further noted that the adviser had agreed to an expense limitation agreement with respect to each Portfolio for a two-year period commencing as of the date of the new agreement. The Trustees acknowledged the adviser’s statements that each Portfolio’s expenses may decline with the implementation of the proposed new investment strategy. After discussion, the Trustees concluded that the proposed advisory fee was reasonable.

Economies of Scale. The Trustees noted that the adviser estimated economies of scale would be realized by the adviser at approximately $1 billion in total assets for each Portfolio respectively. They noted the adviser indicated its willingness to consider breakpoints in each Portfolio’s advisory fee as each Portfolio’s assets grew. After discussion, the Trustees agreed that the absence of breakpoints was acceptable at this time.

Profitability. The Trustees noted that adviser anticipates earning a modest profit from its relationship with the Portfolios. The Trustees reviewed a profitability analysis provided by the adviser and noted that, based on the information provided; the profit to be earned by the adviser from its relationship with each Portfolio was not excessive.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was reasonable and that approval of the Donoghue advisory agreement was in the best interests of Portfolios and the shareholders and would be subject to shareholder vote.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Portfolios.

JNF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	3	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014) and Northern Lights Fund Trust (since 2013)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	3	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Schroder Global Series Trust (2012- February 2017); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015) and Northern Lights Fund Trust (since 2013)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	3	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013) and Northern Lights Fund Trust (since 2005)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	3	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); CLA Strategic Allocation Fund (2014-2015) and Northern Lights Fund Trust (since 2005)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	3	Northern Lights Variable Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Fund Trust (since 2011);
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	3	Northern Lights Variable Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012) and Northern Lights Fund Trust (since 2007)

12/31/16-NLVT-v3

JNF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	3	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013) and Northern Lights Fund Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux Born in 1962	Chief Compliance Officer Since 2011	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 - June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC; (2003-2011); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2016, the Trust was comprised of [20] active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds and to Funds managed by the Advisor that are series of Northern Lights Fund Trust. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-667-0564.

12/31/16-NLVT-v3

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-866-667-0564 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is also available without charge, upon request, by calling 1-866-667-0564.

INVESTMENT ADVISOR
JNF Advisors, Inc.
10350 Ormsby Park Place
Louisville, KY 40223

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FYE 2016 - $39,000

FYE 2015 - $39,000

FYE 2014 -$52,000

FYE 2013 - $25,500

FYE 2012 - $24,500

FYE 2011 - $36,000

(b)	Audit-Related Fees

FYE 2016 - None

FYE 2015 - None

FYE 2014 – None

FYE 2013 - None

FYE 2012 - None

FYE 2011 - None

(c)	Tax Fees

FYE 2016 - $7,500

FYE 2015 - $7,500

FYE 2014 -$10,000

FYE 2013 - $3,500

FYE 2012 - $3,000

FYE 2011 - $6,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

FYE 2016 - None

FYE 2015 - None

FYE 2014 - None

FYE 2013 - None

FYE 2012 - None

FYE 2011 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2011	2012	2013	2014	2015	2016
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $7,500

2015 - $7,500

2014- $10,000

2013 - $3,500

2012 - $3,000

2011 - $6,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 2/16/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 2/16/17

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 2/16/17